                                                                  EXHIBIT (99)-6



     The undersigned hereby consents to the reference to such person in the Registration Statement on Form S-4 filed by MedPartners/Mullikin, Inc. on August 8, 1996 (the "Registration Statement") as a person who will become a Director of MedPartners, Inc.



                                              /s/  C. A. LANCE PICCOLO


                                          --------------------------------------

                                                   C. A. Lance Piccolo



Northbrook, Illinois


August 8, 1996